Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

by and between

FuboTV Inc.

and

Hulu, LLC

Dated as of October 29, 2025

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THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made and entered into as of October 29, 2025, by and between FuboTV Inc., a Delaware corporation (the “Company”), and Hulu, LLC, a Delaware limited liability company (“Hulu”).

WHEREAS, Hulu and the Company are parties to that certain Business Combination Agreement, dated as of January 6, 2025 (as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among The Walt Disney Company, a Delaware corporation (“Disney”), Hulu and the Company;

WHEREAS, pursuant to the transactions contemplated by the Business Combination Agreement (the “Transactions”), Hulu acquired (i) newly issued units (the “Newco Units”) in Fubo Operations LLC, a Delaware limited liability company (“Newco”), and (ii) newly issued shares of Class B common stock, par value $0.0001 per share, of the Company (“Class B Common Stock”), which Class B Common Stock will be cancelled for no consideration in connection with an exchange of Newco Units for Class A Common Stock (as defined below) in accordance with the Newco LLC Agreement (as defined below); and

WHEREAS, in connection with the Transactions, the parties hereto desire to enter into this Agreement in order to create certain registration rights for the Holders (as defined below) as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such first Person. For purposes of this definition, “control” (including with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise. Notwithstanding the foregoing, for purposes of this Agreement, the Company and its Subsidiaries, on the one hand, shall be deemed to not be Affiliates of Disney and its other Subsidiaries (including Hulu), on the other hand, and vice versa.

“Agreement” has the meaning set forth in the introductory paragraph.

“Blackout Period” has the meaning set forth in Section 4(a).

“Business Combination Agreement” has the meaning set forth in the first recital hereto.

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“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by applicable Law to close.

“Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of the Company, and any securities issued or issuable directly or indirectly with respect to, in exchange for, upon the conversion of or in replacement of the Class A Common Stock, whether by way of a dividend or distribution or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, exchange or other reorganization.

“Class B Common Stock” has the meaning set forth in the second recital hereto.

“Company” has the meaning set forth in the introductory paragraph.

“Disney” has the meaning set forth in the first recital hereto.

“Exchange Act” means the Securities Exchange Act of 1934.

“FINRA” means the Financial Industry Regulatory Authority, Inc. or any successor organization.

“Form S-3” means a registration statement on Form S-3 under the Securities Act or such successor forms thereto permitting registration of securities under the Securities Act.

“Governmental Entity” means any U.S. federal, state or local, or foreign, international or supranational, government, court or tribunal, or administrative, executive, governmental or regulatory or self-regulatory body, agency or authority thereof.

“Holdback Agreement” has the meaning set forth in Section 5.

“Holdback Period” has the meaning set forth in Section 5.

“Holders” means (i) Hulu and (ii) any direct or indirect transferee of Hulu who shall become a party to this Agreement in accordance with Section 11 and has agreed in writing to be bound by the terms of this Agreement.

“Hulu” has the meaning set forth in the introductory paragraph.

“Law” means any foreign, federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, statute, ordinance, code, rule, regulation or other similar requirement enacted, adopted, promulgated or applied by a Governmental Entity.

“Majority Holders” means Holders holding at least a majority in interest of the then outstanding number of Registrable Securities.

“Newco” has the meaning set forth in the second recital hereto.

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“Newco LLC Agreement” means that certain Amended and Restated Limited Liability Company Agreement of Newco, dated as of the date hereof, as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Newco Units” has the meaning set forth in the second recital hereto.

“Opt-Out Notice” has the meaning set forth in Section 8.

“Person” means a natural person, corporation, partnership, joint venture, association, trust, unincorporated organization, limited liability company or governmental or other entity, whether or not a legal entity.

“Piggyback Underwritten Offering” has the meaning set forth in Section 3(a).

“Piggybacking Holder” has the meaning set forth in Section 3(a).

“Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Securities, as amended or supplemented and including all material incorporated by reference in such prospectus or prospectuses.

“Registrable Securities” means the Class A Common Stock, including any shares thereof issuable upon or issued upon exercise, conversion or exchange of other securities of the Company or any of its Subsidiaries (including Class B Common Stock and Newco Units) (and, for the avoidance of doubt, each Holder shall be deemed to hold the shares of Class A Common Stock so issuable in respect of such other securities held by such Holder), owned by the Holders. It is understood that securities shall cease to constitute Registrable Securities when such Holder has disposed of such securities pursuant to (i) a registered offering under the Securities Act or (ii) a sale pursuant to Rule 144 under the Securities Act.

“Registration Expenses” has the meaning set forth in Section 7(a).

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all documents incorporated by reference in such Registration Statement.

“SEC” means the Securities and Exchange Commission or any successor agency.

“Securities Act” means the Securities Act of 1933.

“Shelf Registration” has the meaning set forth in Section 2(a).

“Shelf Registration Statement” has the meaning set forth in Section 2(a).

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“Stockholders Agreement” means that certain Stockholders Agreement, dated as of the date hereof, by and between Hulu and the Company, as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Subsidiary” means, with respect to any Person, another Person, an amount of the voting securities or other voting ownership interests of which is sufficient, together with any contractual rights, to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which is owned directly or indirectly by such first Person). Notwithstanding the foregoing, for purposes of this Agreement, the Company and its Subsidiaries, on the one hand, shall be deemed to not be Subsidiaries of Hulu or any direct or indirect parent company thereof (including Disney) or any other Subsidiary of any such parent company, on the other hand.

“Termination Date” means the first date on which there are no Registrable Securities or there are no Holders.

“Transactions” has the meaning set forth in the second recital hereto.

“Underwritten Offering” means a registered offering in which securities of the Company are sold to one or more underwriters on a firm-commitment basis for reoffering to the public.

“Underwritten Offering Filing” means (a) with respect to an Underwritten Shelf Takedown, a preliminary Prospectus supplement (or Prospectus supplement if no preliminary Prospectus supplement is used) to the Shelf Registration Statement relating to such Underwritten Shelf Takedown, and (b) with respect to a Piggyback Underwritten Offering, (i) a preliminary Prospectus supplement (or Prospectus supplement if no preliminary Prospectus supplement is used) to an effective shelf Registration Statement (other than the Shelf Registration Statement) in which Registrable Securities could be included and Holders could be named as selling security holders without the filing of a post-effective amendment thereto (other than a post-effective amendment that becomes effective upon filing) or (ii) a Registration Statement (other than the Shelf Registration Statement), in each case relating to such Piggyback Underwritten Offering.

“Underwritten Shelf Takedown” means an Underwritten Offering effected pursuant to a Shelf Registration.

“Underwritten Shelf Takedown Notice” has the meaning set forth in Section 2(b).

“Underwritten Shelf Takedown Request” has the meaning set forth in Section 2(b).

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Section 2. Shelf Registration.

(a) Registration. The Company shall, as soon as practicable after the date hereof, but in any event no later than the date on which the Company files with the SEC the financial statements and pro forma financial information required by Item 9.01 of Form 8-K in connection with the consummation of the Transactions (or such later date as may be determined by Hulu, upon at least five Business Days written notice to the Company and subject to the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed), file a Registration Statement (or an amendment or supplement to an existing registration statement) for the public offer and sale of the Registrable Securities pursuant to Rule 415 promulgated under the Securities Act or otherwise (a “Shelf Registration”); provided, however, that the Company shall not be obligated to file a Registration Statement pursuant to this Section 2(a) unless and until Hulu has provided to the Company a management’s discussion and analysis with respect to the financial statements of the Company for any period ended prior to the date hereof and required to be included or incorporated by reference in such Registration Statement pursuant to the Securities Act and the rules and regulations adopted by the SEC thereunder. The Registration Statement shall be on Form S-3 or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration under the Securities Act for the offer and sale of the Registrable Securities (such Registration Statement, a “Shelf Registration Statement”). Subject to Section 4, the Company shall use commercially reasonable efforts to cause such Shelf Registration Statement to become effective as soon as practicable after the filing thereof. If permitted under the Securities Act, such Registration Statement shall be one that is automatically effective upon filing. Subject to the exceptions in Section 4 and the provision by each Holder of all information reasonably requested by the Company for such purposes, the Company shall use commercially reasonable efforts to cause the Shelf Registration Statement (or a replacement thereto) to remain effective so long as any Registrable Securities remain outstanding, and to be supplemented and amended to the extent necessary, including to reflect any changes in the Holders or the issuance of any additional Registrable Securities, to ensure that the Shelf Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities by the Holders until the Termination Date.

(b) Right to Effect Underwritten Shelf Takedowns. Subject to the provisions hereof, Holders shall be entitled, at any time and from time to time when a Shelf Registration Statement is effective and until the Termination Date, to sell or transfer such Registrable Securities as are then registered pursuant to such Registration Statement in an Underwritten Shelf Takedown upon not less than 10 Business Days’ prior written notice to the Company by the Majority Holders (such request, an “Underwritten Shelf Takedown Request”); provided that the Majority Holders shall not be entitled to request an Underwritten Shelf Takedown (i) more than six times in the aggregate during the term of this Agreement, (ii) more than three times in one calendar year or (iii) subject to the Company’s compliance with Section 3, at any time when the Company is diligently pursuing a primary or secondary underwritten offering of Class A Common Stock or securities convertible or exercisable into Class A Common Stock (including an offering pursuant to Rule 144A promulgated under the Securities Act). As soon as reasonably practicable within three Business Days after receipt by the Company of an Underwritten Shelf Takedown Request in accordance with this Section 2(b), the Company shall give written notice (an “Underwritten Shelf Takedown Notice”) of such Underwritten Shelf Takedown Request to all other Holders of Registrable Securities and shall, subject to the provisions of Section 2, use commercially reasonable efforts to include in such Underwritten Shelf Takedown all Registrable Securities with respect to which the Company has received written requests for inclusion therein within five Business Days after such Underwritten Shelf Takedown Notice is given by the Company to such Holders.

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(c) Priority on Underwritten Shelf Takedowns. The Company may include shares of Class A Common Stock other than Registrable Securities in an Underwritten Shelf Takedown on the terms provided below. If the managing underwriters of the Underwritten Shelf Takedown advise the Company and the Holders requesting such Underwritten Shelf Takedown that in their opinion the number of shares of Class A Common Stock proposed to be included in the Underwritten Shelf Takedown exceeds the number of shares of Class A Common Stock which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Class A Common Stock proposed to be sold in such offering), the Company shall include in such Underwritten Shelf Takedown (i) first, the number of Registrable Securities that the Holders propose to sell, (ii) second, the number of shares of Class A Common Stock requested to be included therein by other holders of Class A Common Stock, pro rata among such other holders on the basis of the number of shares of Class A Common Stock requested to be included therein by such other holders or as such other holders and the Company may otherwise agree and (iii) third, the number of shares of Class A Common Stock that the Company proposes to sell. If the number of shares of Class A Common Stock which can be sold is less than the number of Registrable Securities proposed to be included in the Underwritten Shelf Takedown pursuant to clause (i) above by the Holders, the amount of shares of Class A Common Stock to be sold shall be allocated to the Holders, pro rata among all such Holders on the basis of the number of Registrable Securities requested to be included therein by all such Holders or as such Holders and the Company may otherwise agree.

(d) Selection of Underwriters. If any of the Registrable Securities are to be sold in an Underwritten Shelf Takedown initiated by the Holders, the Holders of more than 50% of the Registrable Securities to be so offered shall select the investment banking firm or firms to manage the underwritten offering in consultation with the Company and provided that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. The Holders of more than 50% of the Registrable Securities to be so offered shall determine the pricing of the Registrable Securities offered pursuant to any Underwritten Shelf Takedown, the applicable underwriting discounts and commissions, and the timing of any such Underwritten Shelf Takedown, subject to the terms of this Agreement.

(e) Basis of Participation. No Holder may sell Registrable Securities in any offering pursuant to an Underwritten Shelf Takedown unless it (i) agrees to sell such Registrable Securities on the same basis provided in the underwriting or other distribution arrangements approved by the Company and the Holders that initiated such Underwritten Shelf Takedown that apply to the Company or the Holders that initiated such Underwritten Shelf Takedown and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lockups and other documents required under the terms of such arrangements.

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Section 3. Piggyback Registrations.

(a) Right to Piggyback. If the Company at any time proposes to file an Underwritten Offering Filing for an Underwritten Offering of Class A Common Stock for its own account or for the account of any other Persons who have or have been granted registration rights (other than pursuant to the Company’s existing at-the-market program of its Class A Common Stock (the “Existing ATM Program”), including any registration statements filed to continue the Existing ATM Program and any replacements for the Existing ATM Program) (a “Piggyback Underwritten Offering”), it will give written notice of such Piggyback Underwritten Offering to each Holder, which notice shall be held in strict confidence by such Holders and shall include the anticipated filing date of the Underwritten Offering Filing and, if known, the number of shares of Class A Common Stock that are proposed to be included in such Piggyback Underwritten Offering, and of such Holders’ rights under this Section 3(a). Such notice shall be given promptly (and in any event not less than 10 days before the filing of the Underwritten Offering Filing). Each such Holder shall then have five days after the date on which the Holders received notice pursuant to this Section 3(a) to request inclusion of Registrable Securities in the Piggyback Underwritten Offering (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder) (any such Holder making such request, a “Piggybacking Holder”). If no request for inclusion from a Holder is received within such period, such Holder shall have no further right to participate in such Piggyback Underwritten Offering. Subject to Sections 3(c) and 3(d), the Company shall use its commercially reasonable efforts to include in the Piggyback Underwritten Offering all Registrable Securities that the Company has been so requested to include by the Piggybacking Holders; provided, however, that if, at any time after giving written notice of a proposed Piggyback Underwritten Offering pursuant to this Section 3(a) and prior to the execution of an underwriting agreement with respect thereto, the Company or such other Persons who have or have been granted registration rights, as applicable, shall determine for any reason not to proceed with or to delay such Piggyback Underwritten Offering, the Company shall give written notice of such determination to the Piggybacking Holders (which such Holders will hold in strict confidence) and (i) in the case of a determination not to proceed, shall be relieved of its obligation to include any Registrable Securities in such Piggyback Underwritten Offering (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay, shall be permitted to delay inclusion of any Registrable Securities for the same period as the delay in including the shares of Class A Common Stock to be sold for the Company’s account or for the account of such other Persons who have or have been granted registration rights, as applicable.

(b) Each Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Piggyback Underwritten Offering at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to the Company, following which such Holder shall no longer be entitled to participate in such Piggyback Underwritten Offering.

(c) Priority on Primary Piggyback Registrations. If a Piggyback Underwritten Offering is initiated as a primary Underwritten Offering on behalf of the Company and the managing underwriters advise the Company and the Holders (if any Holder has elected to include Registrable Securities in such Piggyback Underwritten Offering) that in their opinion the number of shares of Class A Common Stock proposed to be included in such offering exceeds the number of shares of Class A Common Stock which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Class A Common Stock proposed to be sold in such offering), the Company shall include in such Piggyback Underwritten Offering (i) first, the number of shares of Class A Common Stock that the Company proposes to sell, and (ii) second, the number of shares of Class A Common Stock requested to be included therein by holders of Class A Common Stock, including any Holder (if any Holder has elected to include Registrable Securities in such Piggyback Underwritten Offering), pro rata among all such holders on the basis of the number of shares of Class A Common Stock requested to be included therein by all such holders or as such holders and the Company may otherwise agree.

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(d) Priority on Secondary Piggyback Registrations. If a Piggyback Underwritten Offering is initiated as an Underwritten Offering on behalf of a holder or holders of Class A Common Stock other than a Holder, and the managing underwriters advise the Company that in their opinion the number of shares of Class A Common Stock proposed to be included in such registration exceeds the number of shares of Class A Common Stock which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Class A Common Stock to be sold in such offering), then the Company shall include in such Piggyback Underwritten Offering (i) first, the number of shares of Class A Common Stock requested to be included therein by the holder(s) requesting such registration, (ii) second, the number of shares of Class A Common Stock requested to be included therein by other holders of Class A Common Stock, including any Holder (if any Holder has elected to include Registrable Securities in such Piggyback Underwritten Offering), pro rata among such other holders on the basis of the number of shares of Class A Common Stock requested to be included therein by such other holders or as such other holders and the Company may otherwise agree and (iii) third, the number of shares of Class A Common Stock that the Company proposes to sell.

(e) Selection of Underwriters. If any Piggyback Underwritten Offering is a primary or secondary Underwritten Offering, the Company shall have the right to select the managing underwriter or underwriters to administer any such offering.

(f) Basis of Participations. No Holder may sell Registrable Securities in any Piggyback Underwritten Offering unless it (i) agrees to sell such Registrable Securities on the same basis provided in the underwriting or other distribution arrangements approved by the Company and, in the case of a Piggyback Underwritten Offering that is initiated as an Underwritten Offering on behalf of holder(s) other than a Holder, such other holder(s), and that apply to the Company or any other holders involved in such Piggyback Underwritten Offering and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lockups and other documents required under the terms of such arrangements.

Section 4. Blackout Periods.

(a) Blackout Periods. Notwithstanding any other provision of this Agreement, the Company may (i) delay the filing or effectiveness (but not the preparation) of a Registration Statement (or any supplement or amendment thereto) or execution of an Underwritten Offering or (ii) suspend the Holders’ use of any Prospectus that is a part of a Registration Statement upon written notice (which notice shall not, without the prior written consent of any Holder, disclose to such Holder any material non-public information) to each Holder whose Registrable Securities are included or to be included in such Registration Statement, but in each case described in clauses (i) and (ii) only if the Company determines in good faith that (x) proceeding with such an offering or failing to suspend the use of such Prospectus would require the Company to disclose material information that would not otherwise be required to be disclosed at that time and that the disclosure of such information at that time would not be in the Company’s best interests, or (y) the registration or offering to be delayed or suspended would, if not delayed or suspended, materially adversely interfere with, or jeopardize the success of, any pending or proposed material transaction, including any material debt or equity financing, any material acquisition or disposition, any material recapitalization or reorganization or any other material transaction, whether due to commercial reasons, a desire to avoid premature disclosure of information or any other reason. Any period during which the Company has delayed or suspended a filing, an effective date or an offering pursuant to this Section 4 is herein called a “Blackout Period”. If pursuant to this Section 4 the Company delays or withdraws a Underwritten Offering requested by the Majority Holders, the Majority Holders shall be entitled to withdraw such request and, if they do so, such request shall not count against the limitation on the number of such registrations set forth in Section 2. The Company shall provide prompt written notice to the Holders of the commencement and termination of any Blackout Period (and any withdrawal of a registration statement pursuant to this Section 4), but shall not be obligated under this Agreement to disclose the reasons therefor. The Holders shall keep the existence of each Blackout Period confidential and refrain from making offers and sales of Registrable Securities (and direct any other Persons making such offers and sales on behalf of such Holder to refrain from doing so) during each Blackout Period. In no event shall (i) the Company deliver notice of a Blackout Period to the Holders more than three times in any calendar year, (ii) any such Blackout Period be in effect for more than 45 consecutive days or (iii) such Blackout Periods be in effect for an aggregate of 90 days or more in any consecutive 12-month period.

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(b) Other Lockups. Notwithstanding any other provision of this Agreement, the Company shall not be obligated to take any action hereunder that would violate any lockup or similar restriction binding on the Company in connection with a prior or pending registration or underwritten offering.

(c) Stockholders Agreement Restrictions. Nothing in this Agreement shall affect the restrictions on transfers of Class A Common Stock and other provisions of the Stockholders Agreement, which shall apply independently hereof in accordance with the terms thereof.

Section 5. Holdback Agreements.

The restrictions in this Section 5 shall apply for as long as any Holder is the beneficial owner of any Registrable Securities. If requested by the managing underwriters, each Holder who elects to participate in an offering pursuant to an Underwritten Shelf Takedown or a Piggyback Underwritten Offering shall agree, as contemplated in this Section 5, not to (and to cause its controlled Affiliates not to) sell, transfer, pledge, issue, grant or otherwise dispose of, directly or indirectly (including by means of any short sale), or request the registration of, any Registrable Securities for a period (each such period, a “Holdback Period”) beginning on the third day before the pricing date for the underwritten offering and extending through the earlier of (i) the 90th day after such pricing date and (ii) such earlier day (if any) as may be designated for this purpose by the managing underwriters for such offering (each such agreement of a Holder, a “Holdback Agreement”). Each Holdback Agreement shall be in writing in form and substance reasonably satisfactory to the managing underwriters. Notwithstanding the foregoing, no Holder shall be obligated to enter into a Holdback Agreement unless (i) the Company, the Company’s executive officers and directors and each selling securityholder in such offering also execute agreements substantially similar to such Holdback Agreement, (ii) the Holdback Period applicable to such Holder is not longer than that which is applicable to the Company, the Company’s executive officers and directors or any other selling securityholder, and (iii) such Holdback Agreement provides, with respect to the Holdback Period, that the underwriters may not waive the Holdback Period for any other holder of Class A Common Stock unless the Holdback Period is waived to the same extent for such Holder. A Holdback Agreement shall not apply to (i) the redemption of any Newco Units and Class B Common Stock in exchange for Class A Common Stock (provided that such restrictions shall apply with respect to the Class A Common Stock issuable upon such redemption and exchange) and (ii) any shares of Class A Common Stock included in the underwritten offering giving rise to the application of this Section 5.

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Section 6. Registration Procedures.

(a) In furtherance of its obligations under this Agreement and without limiting the rights of Hulu or its Affiliates pursuant to Article IV of the Stockholders Agreement, the Company shall, as soon as practicable as provided herein:

(i) subject to the other provisions of this Agreement, use commercially reasonable efforts to prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and cause such Registration Statement to become effective (unless it is automatically effective upon filing); provided that before filing a Registration Statement, the Company will furnish to the Holders with Registrable Securities covered by such Registration Statement and their counsel, and the underwriter or underwriters, if any, copies of or drafts of the Registration Statement proposed to be filed, and the Company shall give the Holders and their counsel a reasonable opportunity to comment on such Registration Statement and keep such Holders reasonably informed as to the registration process (and the Holders of the Registrable Securities covered by such Registration Statement shall have the right to request that the Company modify any information contained in such Registration Statement pertaining to the Holders and the Company will use its commercially reasonable efforts to address requests such Holders may reasonably propose);

(ii) use commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the applicable requirements of the Securities Act and to keep such Registration Statement effective for the relevant period required hereunder, but no longer than is necessary to complete the distribution of the Registrable Securities covered by such Registration Statement, and to comply with the applicable requirements of the Securities Act with respect to the disposition of all the Registrable Securities covered by such Registration Statement during such period in accordance with the intended methods of disposition set forth in such Registration Statement; provided that before filing such amendments or supplements or such Prospectus, the Company will furnish to the Holders with Registrable Securities covered by such Registration Statement and their counsel, and the underwriter or underwriters, if any, copies of or drafts of such documents proposed to be filed, and the Company shall give the Holders and their counsel a reasonable opportunity to comment on such documents and keep such Holders reasonably informed as to the registration process (and the Holders of the Registrable Securities covered by such Registration Statement shall have the right to request that the Company modify any information contained in such documents pertaining to the Holders and the Company will use its commercially reasonable efforts to address requests such Holders may reasonably propose);

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(iii) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction in the United States;

(iv) deliver, without charge, such number of copies of the preliminary and final Prospectus and any supplement thereto as any Holder with Registrable Securities covered by the applicable Registration Statement may reasonably request in order to facilitate the disposition of the Registrable Securities of the Holder(s) covered by such Registration Statement in conformity with the requirements of the Securities Act;

(v) use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Holders with Registrable Securities covered by the applicable Registration Statement reasonably request and continue such registration or qualification in effect in such jurisdictions for as long as such Registration Statement may be required to be kept effective under this Agreement (provided that the Company will not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to (I) qualify but for this subparagraph (v), (II) subject itself to taxation in any such jurisdiction or (III) consent to general service of process in any such jurisdiction);

(vi) notify the Holders and each distributor of such Registrable Securities identified by a Holder, at any time when a Prospectus relating thereto would be required under the Securities Act to be delivered by such distributor, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, at the request of the Majority Holders, the Company shall use commercially reasonable efforts to prepare, as soon as practicable, a supplement or amendment to such Prospectus so that, as thereafter delivered to any prospective purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vii) in the case of an Underwritten Offering in which any Holder participates pursuant to this Agreement, enter into an underwriting agreement in substantially the form used by the Company or companies of comparable market capitalization for offerings of that kind, with appropriate modification, containing such provisions (including provisions for indemnification, opinions of counsel and comfort letters and lock-up arrangements), and take all such other customary and reasonable actions, as the managing underwriters of such offering may request in order to facilitate the disposition of such Registrable Securities (including, making members of senior management of the Company available at reasonable times and places to participate in “road-shows” that the managing underwriters determine are necessary to effect the offering);

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(viii) in the case of an Underwritten Offering in which a Holder participates pursuant to this Agreement, (A) make reasonably available, for inspection by the managing underwriters of such offering and counsel and accountants acting for such managing underwriters, pertinent corporate documents and financial and other records of the Company and its Subsidiaries and controlled Affiliates, (B) cause the Company’s officers and employees to supply information reasonably requested by such managing underwriters or counsel in connection with such offering, (C) make the Company’s independent accountants available for any underwriters’ due diligence and have them provide customary comfort letters to such underwriters in connection therewith and (D) cause the Company’s counsel to furnish customary legal opinions to underwriters in connection therewith; provided, however, that such records and other information shall be subject to such confidential treatment as is customary for underwriters’ due diligence reviews;

(ix) use commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange (if any) on which securities of the same class issued by the Company are then listed;

(x) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement and, a reasonable time before any proposed sale of Registrable Securities pursuant to a Registration Statement, provide the transfer agent with printed certificates for the Registrable Securities to be sold or evidence of proposed book-entry registration;

(xi) make generally available to its shareholders a consolidated earnings statement (which need not be audited) for a period of 12 months beginning after the effective date of the Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earning statement under Section 11(a) of the Securities Act and Rule 158 thereunder;

(xii) promptly notify the participating Holders and the managing underwriters of any Underwritten Offering, if any:

(1) when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or any post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(2) of any SEC comment letters or other communications with respect to the Registration Statement or the Prospectus, including any request by the SEC for amendments or supplements thereto, or for any additional information regarding the Holders;

(3) of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and

(4) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

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(xiii) cooperate and assist in any filings required to be made with FINRA;

(xiv) if the Shelf Registration Statement covering Registrable Securities has been outstanding for at least three years and any Registrable Securities remain outstanding, at the end of the third year, file a new Shelf Registration Statement covering the Registrable Securities; and

(xv) take such other actions and deliver such other documents and instruments as may be reasonably requested and are necessary to facilitate the registration and disposition of Registrable Securities as contemplated hereby.

For the avoidance of doubt, the provisions of clauses (vii), (viii), (xi) and (xii) of this Section 6(a) shall apply only in respect of an Underwritten Offering.

(b) No Registration Statement (including any amendments thereto) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading, and no Prospectus (including any supplements thereto) shall contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, except for any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance on and in conformity with written information furnished to the Company by or on behalf of any Holder, any selling securityholder or any underwriter or other distributor specifically for use therein.

(c) At all times after the Company has filed a registration statement with the SEC pursuant to the requirements of the Securities Act and until the Termination Date, the Company shall use commercially reasonable efforts to continuously maintain in effect the registration of Class A Common Stock under Section 12 of the Exchange Act and to use commercially reasonable efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, all to the extent required to enable the Holders to be eligible to sell Registrable Securities (if any) pursuant to Rule 144 under the Securities Act.

(d) The Company may require each Holder and each distributor of Registrable Securities as to which any registration is being effected to furnish to the Company information regarding such Person and the distribution of such securities as the Company may from time to time reasonably request in connection with such registration.

(e) Each Holder agrees by having its shares of Class A Common Stock treated as Registrable Securities hereunder that, upon being advised in writing by the Company of the occurrence of an event pursuant to Section 6(a)(vi), such Holder will immediately discontinue (and direct any other Persons making offers and sales of Registrable Securities on its behalf to immediately discontinue) offers and sales of Registrable Securities pursuant to any Registration Statement (other than those pursuant to a plan that is in effect prior to such time and that complies with Rule 10b5-1 under the Exchange Act) until it is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 6(a)(vi), and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

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(f) The Company may prepare and deliver a free writing prospectus (as such term is defined in Rule 405 under the Securities Act) in lieu of any supplement to a Prospectus, and references herein to any “supplement” to a Prospectus shall include any such free writing prospectus. Neither the Holders nor any other seller of Registrable Securities may use a free writing prospectus to offer or sell any such shares without the Company’s prior written consent.

(g) It is understood and agreed that any failure of the Company to file a registration statement or any amendment or supplement thereto or to cause any such document to become or remain effective or usable within or for any particular period of time as provided in Sections 2 or 6 or otherwise in this Agreement, due to reasons that are not reasonably within its control, or due to any refusal of the SEC to permit a registration statement or prospectus to become or remain effective or to be used because of unresolved SEC comments thereon (or on any documents incorporated therein by reference) despite the Company’s good faith and commercially reasonable efforts to resolve those comments, shall not be a breach of this Agreement.

(h) It is further understood and agreed that the Company shall not have any obligations under this Section 6 at any time on or after the Termination Date, unless an underwritten offering in which a Holder participates has been priced but not completed prior to the Termination Date, in which event the Company’s obligations under this Section 6 shall continue with respect to such offering until it is so completed (but not more than 60 days after the commencement of the offering).

(i) Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to file a Registration Statement or include Registrable Securities in a Registration Statement unless it has received from each Holder, at least three days prior to the anticipated filing date of the Registration Statement, requested information required to be provided by such Holders for inclusion therein.

Section 7. Registration Expenses.

(a) All expenses incident to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, FINRA fees, listing application fees, printing expenses, transfer agent’s and registrar’s fees, cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”) (but not including any underwriting discounts or commissions attributable to the sale of Registrable Securities or fees and expenses of counsel and any other advisor representing any underwriters or other distributors), shall be borne by the Company. The Company shall also bear the reasonable and documented fees and expenses of one firm of counsel to represent the Holders in connection with the registration and any registered sale or transfer of Registrable Securities, not to exceed (i) $30,000 in connection with the initial Registration Statement and (ii) $30,000 for any offering. The Holders shall bear the cost of all underwriting discounts and commissions associated with any sale of Registrable Securities and shall pay all of their own costs and expenses, including all fees and expenses of any counsel (and any other advisers) representing the Holders (except as provided for in the preceding sentence) and any stock transfer taxes.

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(b) The obligation of the Company to bear the expenses described in Section 7(a) shall apply irrespective of whether a registration, once properly demanded or requested, becomes effective or is withdrawn or suspended; provided, however, that Registration Expenses for any Underwritten Offering withdrawn solely at the request of the Holders (unless withdrawn following commencement of a Blackout Period pursuant to Section 4) shall be borne by such Holders.

Section 8. Opt-Out Notices.

Any Holder may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of the proposed filing of any Underwritten Shelf Takedown or Piggyback Underwritten Offering, the withdrawal of any Underwritten Shelf Takedown or Piggyback Underwritten Offering or any event that would lead to a Blackout Period as contemplated by Section 4; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), the Company shall not deliver any notice to such Holder pursuant to Sections 2, 3, 4 or 6, as applicable, and such Holder shall no longer be entitled to the rights associated with any such notice and each time prior to a Holder’s intended use of an effective Registration Statement, such Holder will notify the Company in writing at least two Business Days in advance of such intended use, and if a notice of a Blackout Period was previously delivered (or would have been delivered but for the provisions of this Section 8) and the Blackout Period remains in effect, the Company will so notify such Holder, within one Business Day, of such Holder’s notification to the Company, by delivering to such Holder a copy of such previous notice of such Blackout Period, and thereafter will provide such Holder with the related notice of the conclusion of such Blackout Period immediately upon its availability.

Section 9. Indemnification.

(a) The Company shall indemnify, to the fullest extent permitted by applicable Law, each Holder and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any amendment thereof or supplement thereto, any “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act), any written communication undertaken in reliance on either Section 5(d) of, or Rule 163B under, the Securities Act, and any road show, in an offering of Registrable Securities in which such Holder participates, or in any document incorporated by reference therein or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact in the information conveyed to any purchaser at the time of the sale to such purchaser, or the omission or alleged omission to state therein a material fact required to be stated therein, or (iii) any violation by the Company of any Law applicable to the Company in connection with such registration, including the Securities Act, any securities or “blue sky” laws of any jurisdiction or any rule or regulation thereunder in connection with such registration, except insofar as the same are made in reliance and in conformity with information furnished in writing to the Company by any Holder expressly for use therein. In connection with an underwritten offering in which a Holder participates conducted pursuant to a registration effected hereunder, the Company shall indemnify each participating underwriter and each Person who controls such underwriter (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of such Holder.

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(b) In connection with any Registration Statement in which a Holder is participating, each such participating Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus, or amendment or supplement thereto, and shall indemnify, to the fullest extent permitted by applicable Law, (i) the Company, its officers and directors and each Person who controls the Company (within the meaning of the Securities Act) and (ii) each participating underwriter, if any, and each Person who controls such underwriter (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or Prospectus, or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the same are made in reliance and in conformity with information furnished in writing to the Company by or on behalf of such Holder expressly for use therein; provided, that the obligation to indemnify shall be several, not joint and several, among such Holders and the liability of each such Holder shall be in proportion to and limited to the net amount (after deducting underwriters’ discounts and commissions) received by such Holder from the sale of Registrable Securities pursuant to a Registration Statement in accordance with the terms of this Agreement. The Company and the Holders hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by the applicable Holders, the only information furnished or to be furnished to the Company for use in any Registration Statement or Prospectus relating to the Registrable Securities or in any amendment, supplement or preliminary materials associated therewith are statements specifically relating to (i) the beneficial ownership of Registrable Securities by such Holder and its Affiliates and (ii) the name and address of such Holder.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying Person of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying Person to assume the defense of such claim with counsel reasonably satisfactory to the indemnified Person. Failure to so notify the indemnifying Person shall not relieve it from any liability that it may have to an indemnified Person except to the extent that the indemnifying Person is materially and adversely prejudiced thereby. The indemnifying Person shall not be subject to any liability for any settlement made by the indemnified Person without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). An indemnifying Person who is entitled to, and elects to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to one local counsel) for all Persons indemnified (hereunder or otherwise) by such indemnifying Person with respect to such claim (and all other claims arising out of the same circumstances), unless in the reasonable judgment of any indemnified Person there may be one or more legal or equitable defenses available to such indemnified Person which are in addition to or may conflict with those available to another indemnified Person with respect to such claim, in which case such maximum number of counsel for all indemnified Persons shall be two rather than one. If an indemnifying Person is entitled to, and elects to, assume the defense of a claim, the indemnified Person shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the indemnifying Person shall not be obligated to reimburse the indemnified Person for the costs thereof. The indemnifying Person shall not consent to the entry of any judgment or enter into or agree to any settlement relating to a claim or action for which any indemnified Person would be entitled to indemnification by any indemnified Person hereunder unless such judgment or settlement imposes no ongoing obligations on any such indemnified Person and includes as an unconditional term the giving, by all relevant claimants and plaintiffs to such indemnified Person, a release, satisfactory in form and substance to such indemnified Person, from all liabilities in respect of such claim or action for which such indemnified Person would be entitled to such indemnification. The indemnifying Person shall not be liable hereunder for any amount paid or payable or incurred pursuant to or in connection with any judgment entered or settlement effected with the consent of an indemnified Person unless the indemnifying Person has also consented to such judgment or settlement.

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(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person or any officer, director or controlling Person of such indemnified Person and shall survive the transfer of securities and the Termination Date but only with respect to offers and sales of Registrable Securities made before the Termination Date or during the period following the Termination Date referred to in Section 6(h).

(e) If the indemnification provided for in or pursuant to this Section 9 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying Person, in lieu of indemnifying such indemnified Person, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying Person or by the indemnified Person, and by such Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of the indemnifying Person be greater in amount than the amount for which such indemnifying Person would have been obligated to pay by way of indemnification if the indemnification provided for under Section 9(a) or 9(b) had been available under the circumstances.

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Section 10. Securities Act Restrictions.

The Registrable Securities are restricted securities under the Securities Act and may not be offered or sold except pursuant to an effective registration statement or an available exemption from registration under the Securities Act. Accordingly, no Holder shall, directly or through others, offer or sell any Registrable Securities except pursuant to a Registration Statement as contemplated herein or pursuant to Rule 144 or another exemption from registration under the Securities Act, if available. So long as Registrable Securities are held in certificated form or book-entry with a restrictive legend, then prior to any transfer of those Registrable Securities other than pursuant to an effective registration statement, such Holder shall notify the Company of such transfer and the Company may require such Holder to provide, prior to such transfer, such evidence that the transfer will comply with the Securities Act as the Company may reasonably request. The Company may impose stop-transfer instructions with respect to any Registrable Securities that are to be transferred in contravention of this Agreement. Any certificates representing the Registrable Securities may bear a legend (and the Company’s share registry may bear a notation) referencing the restrictions on transfer contained in this Agreement (and the Stockholders Agreement). The legend on any Class A Common Stock covered by this Agreement shall be removed if (i) such Class A Common Stock is sold pursuant to an effective registration statement, (ii) a registration statement covering the resale of such Class A Common Stock is effective under the Securities Act and the applicable Holder of such Class A Common Stock delivers to the Company a representation letter in form and substance reasonably satisfactory to the Company agreeing that such Class A Common Stock will be sold only under such effective registration statement or in compliance with Rule 144 or another exemption from registration under the Securities Act, (iii) such Class A Common Stock may be sold by the holder thereof free of restrictions pursuant to Rule 144(b) under the Securities Act, or (iv) such Class A Common Stock is being sold, assigned or otherwise transferred pursuant to Rule 144 under the Securities Act; provided, that with respect to clause (iii) or (iv) above, the holder of such Class A Common Stock has provided all necessary documentation and evidence and agreed to such other procedures as may reasonably be required by the Company. The Company shall cooperate with the applicable Holder of Class A Common Stock covered by this Agreement to effect removal of the legend on such Class A Common Stock pursuant to this Section 10 as soon as reasonably practicable after delivery of notice from such Holder that the conditions to removal are satisfied (together with any documentation required to be delivered by such Holder pursuant to the immediately preceding sentence). The Company shall bear all direct costs and expenses associated with the removal of a legend pursuant to this Section 10.

Section 11. Transfers of Rights. Subject to the transfer restrictions contained in Article III of the Stockholders Agreement, the rights of each Holder under this Agreement may be assigned to any direct or indirect transferee of a Holder who agrees in writing to be subject to and bound by all the terms and conditions of this Agreement. Notwithstanding any other provision of this Agreement, no Person who acquires securities transferred in violation of this Agreement or the Stockholders Agreement, or who acquires securities that are not or upon acquisition cease to be Registrable Securities, shall have any rights under this Agreement with respect to such securities, and such securities shall not have the benefits afforded hereunder to Registrable Securities.

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Section 12. Miscellaneous.

(a) Notices. All notices, requests, claims, demands and other communications hereunder to any party hereto shall be in writing and shall be deemed given if delivered personally, by email (to the extent that no “bounce back” or similar message indicating non-delivery is received with respect thereto) or if sent by overnight courier (providing proof of delivery) to the parties hereto at the following addresses, or such other address or email address as such party may hereafter specify by like notice to the other parties hereto.

(i) If to the Company:

FuboTV Inc.

1290 Avenue of the Americas, 9th Floor

New York, New York 10104

Attention: Chief Legal Officer

Email: * * *

(ii) If to Hulu:

c/o The Walt Disney Company

500 South Buena Vista Street

Burbank, California 91521

Attention: Justin Warbrooke

James Kapenstein

Email: * * *

* * *

(iii) Any notice delivered pursuant to subsection (i) or (ii) of this Section 12(a) shall include a further copy (which shall not constitute notice) to:

Cravath, Swaine & Moore LLP

Two Manhattan West

375 Ninth Avenue

New York, New York 10001

Attention: Faiza Saeed

Daniel Cerqueira

Cole DuMond

Alexander Greenberg

E-mail: fsaeed@cravath.com

dcerqueira@cravath.com

cdumond@cravath.com

agreenberg@cravath.com

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(b) No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(c) Assignment. Neither this Agreement nor any right, remedy, obligation nor liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the other parties, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void, except (i) an assignment, in the case of a merger or consolidation where such party is not the surviving entity, or a sale of substantially all of its assets, to the entity which is the survivor of such merger or consolidation or the purchaser in such sale or (ii) an assignment by a Holder in accordance with Section 11.

(d) No Third-Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any Person other than the Company and the Holders, any benefits, rights, or remedies (except as specified in Section 9).

(e) Governing Law; Submission to Jurisdiction; Waiver of Jury Trial, Etc. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Each of the parties hereto agrees (a) to submit to the non-exclusive personal jurisdiction of the State or Federal courts in the Borough of Manhattan, The City of New York, (b) that non-exclusive jurisdiction and venue shall lie in the State or Federal courts in the State of New York, and (c) that notice may be served upon such party at the address and in the manner set forth for such party in Section 12(a). To the extent permitted by applicable Law, each of the parties hereto hereby unconditionally waives trial by jury in any legal action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(f) Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, and delivered by means of electronic mail transmission or otherwise, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Section 12(f) shall apply mutatis mutandis to any signed agreement or instrument entered into in connection with this Agreement or contemplated hereby, and any amendments hereto or thereto.

(g) Entire Agreement. This Agreement and those documents expressly referred to herein constitute the entire agreement and supersede all other prior agreements and understandings (both written and oral) among the parties hereto with respect to the subject matter hereof and thereof.

(h) Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable Law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

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(i) Other Registration Rights. Except pursuant to the Registration Rights Agreement, dated January 2, 2024, between the Company and the investors party thereto and as otherwise provided in this Agreement, the Company agrees that it shall not grant any registration rights to any third party that, in any material respect, are prior in right, in conflict with, or inconsistent with the rights of the Holders as set forth in this Agreement, without the prior written consent of Hulu.

(j) Term. Subject to Section 6(h), this Agreement shall terminate on the Termination Date. The provisions of Section 9 and Section 12 shall survive any termination.

(k) Amendments. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of the Company and the Majority Holders.

(l) Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section to this Agreement unless otherwise indicated. The words “include” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation”. The word “will” shall be construed to have the same meaning as the word “shall”. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The word “or” shall not be exclusive. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to “this Agreement”, “hereof”, “herein”, “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement and include any attachments to this Agreement. The symbol “$” means U.S. dollars. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns. The parties hereto have participated jointly in the negotiation and drafting of this Agreement with the assistance of counsel and other advisors and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement or interim drafts of this Agreement. References to “days” shall mean “calendar days” unless expressly stated otherwise.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by each of the parties hereto as of the date first written above.

FUBOTV INC.

By:	/s/ Gina DiGioia
Name:	Gina DiGioia
Title:	Chief Legal Officer and Corporate Secretary

HULU, LLC

By:	/s/ James Kapenstein
Name:	James M. Kapenstein
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]